Exhibit 10.142

EXECUTION COPY

AMENDMENT NUMBER 3 TO SECOND AMENDED AND RESTATED SECURITY
AGREEMENT

(FIARC)

THIS AMENDMENT NUMBER 3 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 10, 2007 (this “Amendment”), is entered into by and among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation (the “Debtor”), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation (“FIFS” or “Seller”), FIRST INVESTORS SERVICING CORPORATION, a Delaware corporation (“FISC” or the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company, (“VFCC”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware corporation (successor in interest to Wachovia Securities, Inc., f/k/a First Union Securities, Inc.) (“Wachovia” or the “Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, f/k/a Wells Fargo Bank Minnesota, National Association (“Wells Fargo”). Capitalized terms used and not otherwise defined herein are used as defined in the Security Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Second Amended and Restated Security Agreement, dated as of March 16, 2006 (as amended, supplemented or restated to the date hereof, the “Security Agreement”);

WHEREAS, the parties hereto desire to amend the Security Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Amendments. Effective as of the Effective Date (as defined below), the Security Agreement is hereby amended as follows:

(a)      The definition of “Facility Limit” in Section 1.1 of the Security Agreement is hereby amended as follows:

“Facility Limit:  $350,000,000.”

(b)      The definition of “Adjusted LIBOR Rate” in Section 1.1 of the Security Agreement is hereby amended by deleting “0.30%” from clause (y) of the definition and replacing it with “0.75%”.

SECTION 2.    Limited Waiver; Forbearance; Reservation of Rights.

(a)      Limited Waiver. Pursuant to Section 6.1(aa) of the Agreement, a Termination Event shall occur if Fist Investors Financial Services Group, Inc.’s (“FIFSG”) EBITDA Coverage Ratio, measured on a rolling six-month basis as of the end of each fiscal quarter of

FIFSG, falls below 1.3 to 1. The Debtor, the Seller and the Servicer hereby inform the Administrative Agent of the breach of FIFSG’s six-month rolling average EBITDA Coverage Ratio test for the fiscal quarter ended October 31, 2007 (the ”EBITDA Coverage Ratio Event”). The Debtor, the Seller and the Servicer hereby request that the Administrative Agent waive the Termination Event occurring as a result of such EBITDA Coverage Ratio Event. Subject to the following, the Administrative Agent hereby waives such Termination Event.

(b)      Forbearance. In reliance upon the representations, warranties and covenants of the Debotor contained in this Amendment and any documents or instruments executed in connection herewith, the Administrative Agent agrees to forbear from exercising its rights and remedies under the Security Agreement or applicable law in respect of or arising out of the EBITDA Ratio Coverage Events, subject to the conditions contained in Section 2(a) above.

(c)      Reservation of Rights. Other than as provided in Section 2(a) above, the Administrative Agent has not waived, is not by this Amendment waiving, and has no intention of waiving, any other Termination Event which may be continuing on the date hereof (whether the same or similar to the EBITDA Coverage Ratio Events or otherwise) and, other than as provided in Section 2(b), the Administrative Agent has not agreed to forbear with respect to any of its rights or remedies concerning any Termination Event which may have occurred or is continuing as of the date hereof or which may occur after the date hereof. The Administrative Agent reserves the right, in its sole discretion, to exercise any or all of its rights and remedies under the Security Agreement as a result of any other Termination Event (other than as described herein) which may be continuing on the date hereof or any Termination Event which may occur after the date hereof, and the Administrative Agent has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on its part in exercising any such rights or remedies, should, or shall, be construed as a waiver of any such rights or remedies.

SECTION 3.    Representations and Warranties. Upon the effectiveness of this Amendment, (i) the Debtor hereby reaffirms all representations and warranties made by it in the Security Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the Effective Date (as defined below) of this Amendment and (ii) the Debtor hereby represents and warrants that no Termination Event, Wind-Down Event or Amortization Event shall have occurred and be continuing (other than the Termination Event waived hereby).

SECTION 4.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by a duly authorized officer of each party hereto and the Debtor shall have taken such other action, including delivery of approvals, consents, opinions, documents, fees and instruments, as the Company and the Administrative Agent may reasonably request.

SECTION 5.    Miscellaneous.

(a)      References in the Security Agreement. Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Security Agreement as amended hereby, and each reference to the Security Agreement in any other

Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Security Agreement as amended hereby.

(b)      Effect on the Security Agreement. Except as specifically amended hereby and to the extent of the waiver specifically provided for above, the Security Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Security Agreement, but shall constitute an amendment thereof.

(c)      Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d)      Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)      Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(f)      Amendments. This Amendment may not be amended or otherwise modified except as provided in the Security Agreement.

(g)      GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

FIRST INVESTORS AUTO RECEIVABLES
CORPORATION.

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

FIRST INVESTORS FINANCIAL SERVICES, INC.

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

FIRST INVESTORS SERVICING CORPORATION

By:
Name: Bennie H. Duck
Title: Vice President - Treasurer

[Signatures continued on next page]

[Signature page to Amendment Number 3 to the Second Amended and Restated Security Agreement for FIARC]

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

By Wachovia Capital Markets, LLC
as attorney-in-fact

By:
Name: Douglas R. Wilson, Sr.
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
(successor by merger to Wells Fargo Bank Minnesota,
National Association)

By:
Name: Sue Dignan
Title: Assistant Vice President

[Signatures continued on next page]

[Signature page to Amendment Number 3 to the Second Amended and Restated Security Agreement for FIARC]

Agreed to as of the 10th day of December, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION,

as liquidity agent and sole liquidity provider under the Liquidity Purchase Agreement

By:
Name:
Title:

[End of signatures]

[Signature page to Amendment Number 3 to the Second Amended and Restated Security Agreement for FIARC]